EXHIBIT 10.6

                              AMENDED AND RESTATED
                            SECURITYHOLDERS AGREEMENT

                                December 20, 2005

                  The  parties to this  agreement  are FCPR L  Capital,  a fonds commun de placements a risque, represented by L Capital Management SAS, a societe par actions simplifiee ("L Capital"), and each of the other Persons that owns securities of TrueYou.com Inc. (the "Company") executing a signature page to this agreement (the "Other Stockholders" and with L Capital, the "Stockholders").

                  On  November  25,  2003,   the   Stockholders   who  were  all
securityholders   of  Advanced   Aesthetics,   Inc.  ("AAI"),   entered  into  a
Securityholders Agreement (the "Original Agreement").

                  The parties hereto have entered or are entering into a Share Exchange Agreement, pursuant to which securityholders of AAI, including the Stockholders, have agreed to exchange their AAI securities for newly issued securities of the Company.

                  In connection with the consummation of the Share Exchange Agreement the Stockholders wish to amend and restate the Original Agreement so that it is applicable to the new shares of Common Stock of the Company that are being issued to the Stockholders in exchange for their AAI securities.

                  The Stockholders desire to promote their mutual interests by imposing certain limitations on the Transfer of the shares of common stock, par value $.01 per share, of the Company ("Common Stock") now owned by any Stockholder, being acquired by any Stockholder concurrently with this agreement, whether by purchase or grant directly from the Company, by purchase from a third party, or pursuant to the exercise of any option (all of the foregoing shares of Common Stock and other securities are sometimes referred to collectively as the "Securities"), all upon the terms and conditions set forth below.

                  The parties agree as follows:

1. Definitions.

         The following terms have the meanings indicated:

1.1. "ADDITIONAL SHARE VALUE" means the Value of the shares of Common Stock transferred to L Capital pursuant to the Share Transfer Agreement in respect of its investment in the Convertible Note or the Series D Shares, as the case may be.

1.2. "AFFILIATE" has the meaning assigned to such term in Rule 12b-2 under the Exchange Act; provided, however, that, in the case of L Capital, any investment fund managed by an Affiliate of L Capital shall be deemed to be an Affiliate of L Capital.

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1.3. "AVERAGE DAILY TRADING VALUE" means the product of the daily trading volume multiplied by the average of the high and low trading price for such day, each as reported by Bloomberg Financial L.P.

1.4. "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in France or in the state of New York are authorized or obligated to close.

1.5. "COMMON EQUIVALENT SECURITIES" means Common Stock, warrants and all other securities of the Company that may now or at any time in the future be authorized, issued and outstanding and that represent any other direct or indirect rights to acquire, or constitute interests or participations in, Common Stock or rights to acquire securities that are directly or indirectly exercisable for, convertible into or exchangeable for Common Stock.

1.6. "COMMON SHARE EQUIVALENTS" means all shares of Common Stock and all shares of Common Stock that are issuable upon exercise, exchange or conversion of all Common Equivalent Securities.

1.7. "COMMON STOCK" means the Company's common stock, par value $0.0001 per share.

1.8. "COMPANY" means TrueYou.com Inc., a Delaware corporation.

1.9. "CONVERTIBLE NOTE" means the Subordinated Convertible Promissory Note, dated November 25, 2003, issued by AAI in the principal amount of $13,300,000 payable to the order of L Capital.

1.10. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

1.11. "EXCLUDED INDEBTEDNESS" means Indebtedness, other than (a) Indebtedness incurred to Persons from whom the Company shall have acquired all or substantially all of the business or voting stock, or any division, line of business or other business unit; (b) a maximum of $5,000,000 of Indebtedness outstanding at any one time in excess of any Indebtedness owed, as of the date hereof, to Technology Investment Capital Corp.; and (c) obligations under real or personal property leases.

1.12. "EXIT EVENT" means:

         (a)      the liquidation or dissolution of the Company;

         (b)      a Public Offering; or

         (c) any of the following: (i) the sale, lease, exchange, transfer or other disposition, either directly or indirectly, of assets constituting all or substantially all of the assets of the Company and its subsidiaries taken as a whole, to a Person or group of Persons not controlled by the Company; (ii) any merger, consolidation or other business combination, or refinancing or recapitalization of the Company that results in the holders of the issued and outstanding voting securities of the Company immediately prior to such transaction beneficially owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction; or (iii) any Person or Persons acting together or which would constitute a "group" for the purposes of Section 13(d) of the Exchange Act,

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together or with any Affiliates  thereof,  other than the  beneficial  owners of
Common Stock as of November 25, 2003, and their respective Affiliates, beneficially owning (as defined in Rule 13d-3 of the Exchange Act) or controlling, directly or indirectly, at least 50% of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the Company.

1.13. "IMMEDIATE FAMILY" of any individual means the spouse, children, parents, siblings, nieces or nephews of such individual or a trust for the benefit of any of the foregoing individuals.

1.14. "INDEBTEDNESS" means indebtedness for borrowed money.

1.15. "L CAPITAL" means L Capital Management SAS, a societe par actions simplifiee.

1.16. "L CAPITAL NOTE DEBT" shall have the meaning assigned to such term in the letter agreement, dated as of the date hereof, among L Capital, Kidd & Company, LLC and AAI.

1.17. "L CAPITAL ACCRUED DIVIDENDS" shall have the meaning assigned to such term in the letter agreement, dated as of the date hereof, among L Capital, Kidd & Company, LLC and AAI.

1.18. "LIEN" means a lien, security interest, charge or other encumbrance.

1.19. "LIQUIDATION AMOUNT" means $21,500,000, plus the L Capital Note Debt plus the L Capital Accrued Dividends.

1.20. "LVMH" means Moet Hennessy Louis Vuitton S.A., a societe anonyme organized under the laws of the Republic of France.

1.21. "MARKETABLE SECURITIES" means securities of a Person that are: (a) subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and listed on a national securities exchange or quoted on the Nasdaq National Market System; or (b) quoted on the London Stock Exchange, the Tokyo Stock Exchange or Euronext.

1.22. "OFF-BALANCE SHEET LIABILITY" means, except for real property leases, an "off-balance sheet arrangement," as such term is defined in Item 303(a)(4)(ii) of the United States Securities and Exchange Commission Regulation S-K.

1.23. "PERSON" means an individual or a corporation, partnership, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

1.24. "PUBLIC OFFERING" means an underwritten public offering of Common Stock pursuant to a registration statement on Form S-1, S-2 or S-3 (or a similar form of general application prescribed by the SEC) filed under the Securities Act for gross proceeds of not less than $25,000,000.

1.25. "SALE  TRANSACTION"  means,  other than with respect to a Public Offering:
(a) in the event that Other Stockholders who collectively own a majority of the Common Share Equivalents owned by all of the Other Stockholders are the Selling Stockholders, a Threshold Transaction;

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and (b)  after  November  25,  2008,  in the  event  L  Capital  is the  Selling
Stockholder, any Exit Event.

1.26.    "SELLING STOCKHOLDERS" means:

         (a) with respect to a Sale Transaction set forth in clause (a) of the definition thereof, Other Stockholders who collectively own a majority of the Common Share Equivalents owned by all of the Other Stockholders; and

         (b) with respect to a Sale Transaction set forth in clause (b) of the definition thereof, L Capital.

1.27. "SERIES D SHARES" means the 8,200 shares of Series D Preferred Stock of AAI that L Capital purchased from AAI.

1.28. "SHARE EXCHANGE AGREEMENT" means the Share Exchange Agreement, dated as of the date hereof, among AAI, the Company and the securityholders of AAI signatory thereto.

1.29. "SHARE TRANSFER AGREEMENT" means the Amended and Restated Share Transfer Agreement, dated as of the date hereof, among L Capital and the Other Stockholders, as the same may be amended, modified or supplemented.

1.30. "THRESHOLD TRANSACTION" means an Exit Event that is a Public Offering or is with (x) L Capital or its Affiliates or (y) on an arms' length basis with non-Affiliates in which in either event, at the time of such Exit Event and (after giving effect to the Additional Share Value that may be received by L Capital in connection with such Exit Event with respect to its investment in the Convertible Note and the Series D Shares) L Capital shall have received or be entitled to receive proceeds consisting solely of cash or Marketable Securities that (or, in a Public Offering, the Value of the Common Stock that may be received by L Capital upon conversion of the Convertible Note and the Series D Shares): (i) provide L Capital with an IRR (calculated pursuant to Section 3.3 of the Share Transfer Agreement) of 25% or more; and (ii) have a Value equal to no less than $43,000,000; or

1.31. "TRADING MARKET" means the Nasdaq SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

1.32. "TRANSFER" means any sale, assignment, gift, transfer, conveyance or other disposition, and any pledge or other encumbrance.

1.33. "VALUE" shall have the meaning ascribed to such term in the Share Transfer Agreement.

         2.       Certain Transfer Restrictions.

         (a) Until the expiration of the Lock-Up Period (as defined in section 3 below) each Stockholder may only Transfer any right, title or interest in any or all of his, her or its Securities, in compliance with the terms of this agreement. Without limiting the foregoing:

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                  (i) a  Stockholder  may  Transfer (if such  Stockholder  is an individual, such Transfer may be inter vivos or testamentary) all or part of his, her or its Securities to:

                           (A)      the Company;

                           (B)      the Immediate Family of such Stockholder;

                           (C) a corporation, limited liability company, limited
                  or general partnership or similar entity of which the shareholders, members or partners consist entirely of the Stockholder and Persons to whom the Stockholder is otherwise permitted to make Transfers under Section 2(a)(i) through
                  (iv); or

                           (D) if such  Stockholder  is a  corporation,  limited
                  liability company, limited or general partnership or similar entity, such Stockholder may Transfer its Securities to the shareholders, members or partners of such Stockholder and the members of the Immediate Family of such shareholders, members or partners;

                  (ii) a Stockholder may Transfer all or a part of his, her or its Securities to any other Stockholder or any Affiliate thereof;

                  (iii) a Stockholder may Transfer his, her or its Securities to L Capital pursuant to the Share Transfer Agreement; and

                  (iv) a Stockholder may Transfer his, her or its Securities to an Affiliate of such Stockholder.

         (b) Notwithstanding paragraph (a) above, a Stockholder may Transfer his, her or its Securities prior to the expiration of the Lock-Up Period (as defined in Section 3) in accordance with Section 4.

         (c) Any purported Transfer in violation of this agreement shall be void and of no force and effect.

         (d) Any Transfer of Securities pursuant to paragraph (a) above prior to the expiration of the Lock-Up Period shall be subject to the transferee of Securities thereunder executing and delivering to the Company an instrument, satisfactory to the Company that evidences the transferee's agreement to be bound by the provisions hereof with the same rights and obligations as the Stockholder.

         3. Lock-Up. (a) Each Other Stockholder agrees that he, she or it will not sell any Common Stock until such time as L Capital has sold Common Stock in the amount of $21, 500,000. Notwithstanding the previous sentence, the Other Stockholders may sell Common Stock if the average Daily Trading Price of the Common Stock during 40 trading days in any 60-day period (the "Measuring Period") is such that if an Exit Event would have occurred on the last day of such Measuring Period at a price per share of Common Stock equal to such average Daily Trading Price, without taking into account any Escrow Shares: (i) L
Capital would have achieved an IRR of not less than 25% with respect to its investment in the Convertible Note and

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(ii) L Capital  would have  achieved an IRR of not less than 25% with respect to its investment in the Series D Shares;

         (a) the shares of Common Stock trade on a market or exchange during the Measuring Period (i) at an average Daily Trading Volume of 200,000 (subject to adjustment from time to time as a result of a stock split, stock combination or any other similar event affecting the outstanding number of shares of Common Stock) shares or more and (ii) at an average Daily Trading Value of $500,000 or more; and

         (b) during the Measuring Period, L Capital's ability to sell the Common Stock it owns is not prohibited by law for a period of more than 20 days in the aggregate.

The restrictions set forth in this Section 3 may be waived by L Capital at any time and from time to time, in accordance with Section 8.8 hereof.

Notwithstanding anything herein to the contrary, the limitations set forth in this Section 3 shall automatically cease upon the effectiveness of a Public Offering as defined in this agreement.

         4.       Certain Rights to Cause Sales of Securities by Stockholders.

         (a) In the event that Selling Stockholders determine to effect a Sale Transaction; then the Selling Stockholders shall have the option to require each other Stockholder to participate in the same transaction on the same terms and conditions as the Selling Stockholders. The Selling Stockholders shall give the each other Stockholder written notice of such determination not less than 20 Business Days prior to the proposed date of the Sale Transaction (a "Sale Transaction Notice").

         (b) In any Sale Transaction, each Stockholder:

                  (i) shall be required to Transfer the same percentage of such Stockholder's Common Equivalent Securities determined by dividing the number of Common Share Equivalents being Transferred by the Selling Stockholders by the aggregate number of Common Share Equivalents owned by the Selling Stockholders;

                  (ii) shall receive the same consideration per share of Common Stock as is being received by the Selling Stockholders; and

                  (iii) shall make appropriate and customary representations, warranties and covenants and indemnifications in such sale.

         (c) In any Sale Transaction, L Capital and each Stockholder shall take all action in their power necessary to cause the consummation of such Sale Transaction, including, without limitation, exercising, converting and exchanging any securities that are exercisable or exchangeable for, or convertible into, Common Stock, obtaining all consents and approvals reasonably necessary, desirable or appropriate for such Stockholder to consummate the Sale Transaction and exercising all rights to "drag-along" all other Stockholders. Accordingly, each Stockholder:

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                  (i) agrees to vote, or to execute and deliver written consents in respect of, all Securities (to the extent such Securities have the right to vote) owned in connection with the approval of a Sale
         Transaction   and  all  actions   necessary  to  consummate  such  Sale
         Transaction; and

                  (ii) affirms that such Stockholder's agreement to vote all Securities (to the extent such Securities have the right to vote) for such Sale Transaction is given as a condition of this agreement and as such is coupled with an interest and is irrevocable.

         The above voting agreement shall not terminate with respect to any Securities owned by a Stockholder until the earlier to occur of (x) such time as such Securities are no longer owned by such Stockholder and (y) termination of this agreement.

         (d) In the event of a Sale Transaction, a Stockholder shall in all events be required to deliver each of the Stockholder's Securities in exchange for the payment therefor and take such other actions as are required to effect the closing of such Sale Transaction regardless of whether there is any dispute between the Company and such Stockholder or between such Stockholder and any of the other stockholders of the Company. Any such dispute shall be resolved after the closing and shall in no event delay the closing.

         (e) At the closing of any Sale Transaction, each Stockholder shall deliver certificates or other instruments evidencing the Securities to be Transferred in valid form for transfer with appropriate duly executed assignments, stock powers or endorsements, as the case may be, bearing any necessary documentary stamps and accompanied by such certificates of authority, consents to transfer or other instruments or evidences of the good title of such Stockholder to such Securities, free and clear of all Liens as may reasonably be requested by the Selling Stockholders.

         5. Liquidation. In the event of a liquidation or dissolution of the Company, to the extent that the fair market value (as determined by the Board) of (i) the amounts and/or assets, if any, distributed to L Capital in connection with such liquidation or dissolution, plus (ii) any consideration received by L Capital after the date hereof from, distributions on, or the sale of, its Securities, are, in the aggregate, less than the Liquidation Amount, then the Other Stockholders shall ratably pay L Capital up to an amount as may be necessary to allow L Capital to receive the Liquidation Amount; provided, that no Other Stockholder will be required to pay L Capital under this Section 5 amounts in excess of the fair market value of the payments and/or distributions made to such Other Stockholder in connection with such liquidation or dissolution.

         6.       Composition of the Board of Directors; Governance.

         6.1.     Board of Directors; Committees.

         (a) Each Stockholder shall at all times vote all of his, her or its shares of Common Stock and other Common Equivalent Securities (to the extent such Securities have the right to vote) to cause and maintain the Board to consist of a number of individuals determined as follows:

                  (i)  one  director  shall  be the  Company's  Chief  Executive
         Officer;

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                  (ii) up to two directors  shall be nominated by the holders of
         a  majority  of  the  Common  Share   Equivalents  held  by  the  Other
         Stockholders;

                  (iii) up to two directors shall be nominated by L Capital (the "L Capital Designees"); and

                  (iv) one director nominated by Johns Hopkins University.

         (b) The Board shall meet not less than four times in each calendar year.

         (c) At least one nominee of L Capital and of the Other Stockholders shall have the right to sit on any committee of the Board.

         (d) The Board shall elect the Company's Chief Executive Officer.

         (e) Any individual who shall have been nominated by one or more Stockholders of the Company pursuant to Section 6.1(a) may be removed by such Stockholder(s) at any time for any reason or for no reason.

         6.2. Governance. Until the earlier to occur of: (i) a Public Offering and (ii) such time that the shares of Common Stock are listed for trading on a Trading Market:

         (a) The Company shall provide to each member of the Board, as soon as available after the end of each month, copies of the same consolidated financial statements of the Company that are made available to the Company's management.

         (b) The Company shall not, without prior discussion by the Board:

                  (i) enter into any contracts or partnerships with a duration of more than one year that require the Company or any subsidiary of the Company to pay more than $250,000 per year or cause any subsidiary of the Company to enter into any contracts or partnerships with a duration of more than one year that require the Company or any subsidiary of the Company to pay more than $250,000 per year; or

                  (ii) adopt any strategic plan of three or more years.

         (c) The Company shall not, without prior discussion by the Board or its Compensation Committee, adopt any change to the compensation of any executive officer whose base salary exceeds $250,000 per year.

         (d) The Company shall not, without prior approval by the Board:

                  (i) make any capital expenditure on any individual item or project in excess of $1,000,000;

                  (ii) appoint any individual as an executive officer of the Company whose base salary exceeds $250,000 per year;

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                  (iii)  except with  respect to a Sale  Transaction:  (A) issue
         (other than upon exercise, exchange or conversion of any securities, the issuance of which has been approved by the Board or L Capital in accordance with Section 6.2) any shares of any class or series of capital stock; or (B) directly or through a subsidiary cause the formation of any subsidiary, division, line of business or other business unit;

                  (iv) change the Company's auditors;

                  (v) acquire the assets or equity of another Person (other than a wholly-owned Subsidiary) or, other than with respect to a Sale Transaction, sell any asset for more than $500,000; or

                  (vi) pledge or hypothecate assets with a value of more than $1,000,000.

         (e) The Company shall not, without the approval of the Board including the approval of both of the L Capital Designees:

                  (i)  approve  any   decisions   relating  to  annual   capital
         expenditures, purchases or acquisitions in excess of $7,000,000 per fiscal year;

                  (ii) except with respect to a Sale Transaction that is a Threshold Transaction, amend the Company's certificate of incorporation or bylaws in any material respect;

                  (iii) grant options to purchase more than the greater of: (A) 3,000,000 Common Share Equivalents (subject to adjustment from time to time as a result of a stock split, stock combination or any other similar event affecting the outstanding number of shares of Common Stock); and (B) 10% of the Common Share Equivalents outstanding as of the date of such grant (computed after giving effect to the grant of such options pursuant to this clause (iii)); provided, however, that the Company may also grant additional options to purchase no more than the number of shares of Common Stock determined by dividing the value of all consideration received by the Company upon exercise of options granted prior to the date of such determination by the fair market value (as Determined the Board) of a share of Common Stock as of the date of grant of such additional option;

                  (iv) incur any Excluded Indebtedness;

                  (v) incur any Off-Balance Sheet Liability in excess of $500,000;

                  (vi)   approve  an  Exit   Event  that  is  not  a   Threshold
         Transaction;

                  (vii) authorize in any single transaction or series of transactions the issuance of any Common Share Equivalents that represent in the aggregate more than 25% of the Common Share Equivalents outstanding as of the date of such issuance (including, without limitation, options granted pursuant to Section 6.2(e)(iii) above) (computed after giving effect to the authorization of such Common Share Equivalents pursuant to this clause (vii)); provided, however, that the Company may also authorize the issuance of a number of Common Share Equivalents determined by dividing the value

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         of all  consideration  received by the Company upon exercise of options granted prior to the date of such determination by the fair market value (as Determined by the Board) of a share of Common Stock as of the date of grant of such additional Common Share Equivalent; or

                  (viii) directly or indirectly, enter into any transaction or agreement with, or make any payment to, any Stockholder, Affiliate or director of the Company, except for the reimbursement of reasonable expenses incurred by members of the Board; or

                  (ix) authorize the sale of shares of Common Stock pursuant to a Public Offering that is not a Threshold Transaction.

         6.3. Use of the Name "LVMH." For so long as L Capital owns any Securities and for a period of ten years thereafter, the parties shall refer in any publicity or other documentation related to the Company or to L Capital's investment in the Company, the Company and the Other Stockholders shall refer to FCPR L Capital only by the words "L Capital." If the Other Stockholders decide that it is reasonably necessary to refer to Louis Vuitton Moet Hennessy, LVMH or the LVMH Group, they may make any such reference in the phrase "L Capital, a private equity investment fund sponsored by LVMH." Any other reference will require the prior written consent of LVMH. In any situation where any Other Stockholder decides that the Company is required to make such a reference by applicable law, he, she or it may do so, but only if the Company or such Other Stockholder first gives L Capital a reasonable opportunity to seek an appropriate protective order.

         7. Termination. Each provision of this agreement shall automatically and without further action terminate upon: (a) the closing of a Public Offering; and (b) the consummation of a Sale Transaction; provided, however, that: (x) prior to such termination, the provisions of Section 6.1 and 6.2 shall terminate automatically and without further action as soon as L Capital shall own less than [the equivalent of 3,000,000] Common Share Equivalents (subject to adjustment from time to time as a result of a stock split, stock combination or any other similar event affecting the outstanding number of shares of Common Stock); and (y) the provisions of Section 6.3 shall terminate in accordance with its terms.

         8. Miscellaneous.

         Notices, Etc. All notices, consents, demands, instructions, requests and other communications required or permitted hereunder must be in writing and shall be deemed to have been duly given only if delivered personally, by facsimile transmission, by first-class mail (postage prepaid, return receipt requested), or by delivery by a recognized international courier service (all costs prepaid) to the address or telecopier number set forth on such stockholder's signature page attached below. All such notices, requests and other communications will be deemed given upon receipt thereof. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving like notice specifying such change to the other party hereto.

         8.1. Further Assurances. From and after the date hereof, the parties hereto will, without further consideration, execute and deliver such further documents and instruments and take such other actions as may be necessary or desirable to perfect the transactions contemplated hereby.

         8.2. No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         8.3. Entire Agreement. This agreement supersedes all prior and/or contemporaneous negotiations, understandings, discussions and agreements (written or oral) between the parties with respect to the subject matter hereof (all of which are merged herein), including, but not limited to the Original Agreement, and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

         8.4. Governing Law. This agreement shall be construed, interpreted and enforced in accordance with, and shall be governed by, the laws of the state of New York without regard to principles of conflicts of laws.

         8.5. Jurisdiction; Venue. Each of the parties hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York in connection with any dispute arising out of or relating to this agreement or the transactions contemplated hereby, waives any objection to venue in such District (unless such court lacks jurisdiction with respect to such dispute, in which case, each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York located in New York County in connection with such dispute and waives any objection to venue in the County of New York), and agrees that service of any summons, complaint, notice or other process relating to such dispute may be effected in the manner provided by Section 8.1.

         8.6. Binding Effect; Assignability. This agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns. This agreement shall not be assignable by any Stockholder except as otherwise provided herein.

         8.7. No Third Party Beneficiaries. Nothing contained in this agreement, whether express or implied, is intended, or shall be deemed, to create or confer any right, interest or remedy for the benefit of any Person other than as otherwise provided in this agreement.

         8.8. Amendments and Waiver. No term or provision of this agreement may be amended, waived, altered, modified, rescinded or terminated except by a written instrument signed by L Capital and by Other Stockholders who own at least a majority of the Common Share Equivalents owned by all of the Other Stockholders, and any such amendment, waiver, alteration, modification, rescission or termination shall be binding on all of the Stockholders.

         8.9. Legal Fees. In the event that it becomes necessary for any of the parties hereto to retain legal counsel to enforce such party's rights under this agreement and such party prevails in such enforcement, all costs, fees and expenses associated with the retention of such counsel shall be borne by the other parties hereto with respect to whom the enforcing party shall have enforced its rights.

         8.10. Severability. If any provision of this agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this agreement shall nevertheless be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted.

         8.11. Specific Performance. Inasmuch as the Securities cannot be readily purchased or sold in the open market and the parties hereto desire to impose certain restrictions on transfers of Securities, irreparable damage will result in the event that this agreement is not specifically enforced and the parties hereto agree that any damages available at law for a breach of this agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith.

         8.12. Counterparts; Effectiveness. This agreement may be executed in one or more counterparts (including signature pages delivered by facsimile transmission), each of which shall be deemed an original but all of which together shall constitute one and the same agreement. This agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         The parties have executed and delivered this amended and Restated Securityholders Agreement as of the date first written above.

                            (Signature Pages Follow)

                                   FCPR L CAPITAL

                                    Represented by:  L Capital Management SAS
                                    By: /s/ Philippe Franchet
                                      -----------------------------------------
                                             Philippe Franchet
                                             Attorney-in-fact

                                    Address:

                                    L Capital Management
                                    22, avenue Montaigne
                                    75008 Paris
                                    France
                                    Attention: Philippe Franchet
                                    Telecopier No.: +33-1 44-13-24-85

                                    with a copy to:

                                    Davis Polk & Wardwell
                                    15, avenue Matignon
                                    75008 Paris
                                    France
                                    Attention: Margaret E. Tahyar
                                    Telecopier No.: +44-20-7710-4894



       (Signature Page to Amended and Restated Securityholders Agreement)

                                    SEAPINE INVESTMENTS, LLC

                                    By: /s/ Carla G. Kidd
                                       -----------------------------------------
                                             Carla G. Kidd
                                    Member

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Attn:  Carla G. Kidd
                                    Telecopier No.:  (203) 661-1839


       (Signature Page to Amended and Restated Securityholders Agreement)

                                        /s/ Andrew D. Lipman
                                    --------------------------------------------
                                    Andrew D. Lipman

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                    DEBIASI FAMILY LIMITED PARTNERSHIP


                                    By: /s/ Gerard DeBiasi
                                       -----------------------------------------
                                    Name:    Gerard DeBiasi

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                        /s/ Clarice Webb
                                    --------------------------------------------
                                    Clarice Webb

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839

                                        /s/ Claudine Singer
                                    --------------------------------------------
                                    Claudine Singer

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839


       (Signature Page to Amended and Restated Securityholders Agreement)


                                        /s/ Michael Paley
                                    --------------------------------------------
                                    Michael Paley

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839


                                        /s/ Patricia Mackey
                                    --------------------------------------------
                                    Patricia Mackey

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839


       (Signature Page to Amended and Restated Securityholders Agreement)

                                        /s/ Richard Rakowsi
                                    --------------------------------------------
                                    Richard Rakowski

                                    Address:

                                    c/o Advanced Aesthetics, Inc.
                                    501 Madison Avenue, Suite 407
                                    New York, NY  10022
                                    Telecopier No.:  (212)-754-2520


       (Signature Page to Amended and Restated Securityholders Agreement)

                                        /s/ Edward R. Mandell
                                    --------------------------------------------
                                    Edward R. Mandell, as trustee of the
                                      Catherine M. Kidd Grantor Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160


                                        /s/ Edward R. Mandell
                                    --------------------------------------------
                                    Edward R. Mandell, as trustee of the
                                      Cara E. Kidd Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160


                                        /s/ Edward R. Mandell
                                    --------------------------------------------
                                    Edward R. Mandell, as trustee of the
                                      Thomas C. Kidd Trust

                                    Address:

                                    c/o Troutman Sanders LLP
                                    405 Lexington Avenue
                                    New York, NY  10174
                                    Telecopier No.:  (212) 704-6160


       (Signature Page to Amended and Restated Securityholders Agreement)

                                     /s/ Edward R. Mandell, Attorney-in-fact
                                    --------------------------------------------
                                    Darrin Prescott

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-1839


       (Signature Page to Amended and Restated Securityholders Agreement)

                                        /s/ Daniel Witcher
                                    --------------------------------------------
                                    Daniel Witcher

                                    Address:

                                    c/o Kidd & Company, LLC
                                    10 Glenville Street
                                    Greenwich, CT  06831
                                    Telecopier No.:  (203) 661-18391

       (Signature Page to Amended and Restated Securityholders Agreement)